UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 6, 2017

OWC Pharmaceutical Research Corp.
 (Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

30 Shacham Street. P.O.B. 8324 Petach Tikva, Israel	4918103
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: 972 (0) 3-758-2657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 19, 2017, OWC Pharmaceutical Research Corp. (the "Registrant") filed a Form 8-K announcing the appointment of Alon Sinai, Chief Operating Officer of Registrant's wholly-owned Israeli subsidiary, One World Cannabis Ltd ("OWC Israel") since July 2014, as the new Interim Chief Executive Officer of OWC Israel, effective April 12, 2017, replacing Mr. Ziv Turner.

The purpose for filing this Form 8-K/A is to correct the disclosure regarding the circumstances of Mr. Turner's departure as CEO of OWC Israel. On April 2, 2017, Mr. Turner submitted his resignation as CEO of OWC Israel to the Registrant. On April 6, 2017, OWC Israel notified Mr. Turner that: (i) his resignation had not been accepted by OWC Israel; and (ii) he had, in fact, been terminated "for cause" as CEO and a director of OWC Israel, effective April 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWC Pharmaceutical Research Corp.

By: /s/ Mordechai Bignitz
Name: Mordechai Bignitz
Title: Chief Executive Officer

Date: May 5, 2017